Company Contacts:	Investor Relations:
Bob Marbut, Chairman & Co-CEO	Amy Glynn, CFA
Don Neville, CFO	Cameron Associates
Argyle Security	Phone: (212) 554-5464
Phone: (210) 828-1700 (TX)	amy@cameronassoc.com
Phone: (212) 245-2700 (NY)

Media Relations:
Deanne Eagle
Cameron Associates
Phone: (212) 554-5463
deanne@cameronassoc.com

ARGYLE SECURITY, INC. ANNOUNCES FINANCIAL RESULTS
FOR THE THIRD QUARTER 2007

Third Quarter Pro Forma Financial Highlights vs. Third Quarter 2006

•	Revenues Increased by 53% to Record High for a Quarter
•	Backlog Increased 62% from Year-Ago Period, Reaching Record High of $123M2
•	Gross Margins Increased by 260 Basis Points to 24%
•	EBITDA Increased by 105%; EBITDA Margin Rose to 7.7% Compared to 5.8%
•	EPS (basic) Increased by $0.10 to $0.11 per share

Business Highlights
•	Argyle Completed Integration of ISI Security Group; Infrastructure Substantially in Place to Execute Strategic Buildup
•	Awarded $5M Recurring Revenue Service Contract by Exxon; Largest Service Contract in Company History
•	ISI Regional Office in Houston Successfully Launched

San Antonio, TX - November 13, 2007 - Argyle Security, Inc. (OTC BB:ARGL), (“Argyle”) a service and solutions provider in the physical electronic security industry, today announced financial results for the three and nine-month periods ending September 30, 2007. Argyle consummated its acquisition of ISI Security Group (“ISI”) on July 31, 2007 and, accordingly, ISI’s financial results for the month of July 2007 are not reflected in Argyle’s financial results for the third quarter.

Pro Forma Results1

ISI is Argyle’s first acquisition (prior to which Argyle was a blank check company) and, accordingly, Argyle does not believe that a comparison of the results of operations for the quarter and nine months ended September 30, 2007, which only include ISI’s operating results for August and September 2007, versus Argyle’s September 30, 2006 results of operations for the same periods is useful to stockholders. In order to assist investors in better understanding the changes in ISI’s business between the quarters and nine months ended September 30, 2007 and September 30, 2006, Argyle is reporting pro forma results of operations for the Company and ISI as if the acquisition of ISI occurred on January 1, 2007 and January 1, 2006, respectively. Additionally, Argyle has excluded the amortization of intangible assets and goodwill associated with the merger. (See Disclosure Regarding Non-GAAP Financial Measures below.)

Pro forma results were derived from 1) the unaudited consolidated financial statements of ISI for the period from January 1, 2007 to July 31, 2007 (the date of the ISI acquisition) and the three months and nine months ended September 31, 2006, and 2) Argyle’s unaudited consolidated financial statements for the three and nine months ended September 30, 2007 and September 30, 2006.

For the three months ended September 30, 2007, Argyle’s revenues increased by 53%, to $23.6 million, compared to $15.4 million in the year-ago period. Gross profit increased by 71% to $5.7 million, or 24% of sales, compared to $3.3 million, or 21.4% of sales, in the comparable period of 2006. The expansion of gross profit margin partly reflects rapid growth of higher-margin service revenues, which resulted from strong industry demand, as well as Argyle’s focus on higher margin opportunities.

Operating profit for the third quarter of 2007 was $1.4 million, compared to $463,937 in the third quarter of 2006. EBITDA rose by 105% to $1.8 million in the third quarter of 2007, compared to $893,218 in the prior year period. The EBITDA margin increased to 7.7% from 5.8%. In the third quarter of 2007, net income was $631,785, or $0.11 per share (basic) and $0.09 per share (diluted), compared to net income of $83,963, or $0.01 per share (basic and diluted), in the prior-year period.

For the nine months ended September 30, 2007, Argyle’s revenues increased by 46% to $60.2 million, compared to $41.2 million in the same period of 2006. Gross profit increased by 60% to $13.8 million, or 23.0% of sales, compared to $8.6 million, or 21.0% of sales, in the first nine months of 2006. The improvement in gross profit margin reflects rapid growth in higher-margin service revenues.

EBITDA rose 116% to $4.1 million, compared to $1.9 million for the same three quarters. The EBITDA margin increased to 6.8%, up from 4.6%. The net income for the nine months ended September 30, 2007 was $1.1 million, or $0.19 per share (basic) and $0.16 per share (diluted), compared to a net loss of $179,052, or $(0.03) per share (basic and diluted), in the prior-year period.

Actual Results

Revenues and gross profit for the three months ended September 30, 2007 were $17.1 million and $3.7 million, respectively; Argyle had no revenues or gross profit in the third quarter of 2006. Operating income was $45,547 for the three months ended September 30, 2007 compared to an operating loss of $229,829 in the third quarter of 2006. Argyle’s net loss for the three months ended September 30, 2007 was $116,119, or $(0.02) per share (basic and diluted), compared to net income of $102,047, or $0.02 per share, in the third quarter of 2006.

Revenues and gross profit for the nine months ended September 30, 2007 were also $17.1 million and $3.7 million (Argyle began to generate revenues and gross margin in August 2007 in connection with the acquisition of ISI), respectively; Argyle had no revenues or gross profit for the nine months ended September 30, 2006. Argyle’s operating loss was $474,773 for the nine months ended September 30, 2007 compared to an operating loss of $809,278 for the nine months ended September 30, 2006. Argyle’s net loss for the nine months ended September 30, 2007 was $14,725, or less than $(0.01) per share (basic and diluted), compared to net income of $71,066, or $0.02 per share, for the nine months ended September 30, 2006.

Backlog2

Argyle’s backlog as of September 30, 2007 was $122.6 million, up 62% from backlog of $75.8 million as of September 30, 2006, and up 8% from backlog of $114 million as of June 30, 2007.

Management Overview

Bob Marbut, Chairman and Co-CEO of Argyle Security, stated, “The results today reflect not only favorable industry dynamics in both the corrections and commercial sectors, but also solid execution of our growth strategy. Though our growth this quarter was entirely organic, we remain equally committed to broadening our platform through strategic acquisitions, both domestically and internationally. We believe we have the right management team and infrastructure in place to effectively execute our integrated buildup strategy. We expect to gain operating leverage as we acquire companies and integrate them into Argyle.”

Sam Youngblood, CEO of ISI, commented, “Business continues to be robust, with pro forma revenues and backlog reaching record highs in the third quarter of 2007. We have continued to focus on expanding our mix of recurring and higher-margin service revenues, which are at an all-time high year-to-date through the third quarter. Of particular note, we were recently awarded a $5-million service contract by Exxon, which is the largest service contract in our company’s history.

“Because we expect to incur additional non-cash amortization due to our acquisitive growth strategy, we view EBITDA, which is a measure of cash flow, as an important metric in evaluating our business. By this measure, our third-quarter results reflect strong fundamentals in all three of our business units, with pro forma EBITDA up 74%. One of our goals is to complete our national footprint and we continue to identify and evaluate acquisitions that will help us to accelerate our ability to achieve this goal,” he concluded.

Ron Chaimovski, Vice-Chairman and Co-CEO of Argyle Security, added, “The strong security industry dynamics since 9/11 have created an attractive opportunity for Argyle Security to establish itself as a leading global company in its targeted markets and channels. In the commercial and governmental markets, we have identified key new vertical markets, such as education, healthcare and petrochemical, that we think exhibit strong growth potential. Having acquired ISI in July of this year, we now have a strong platform from which to expand into these new areas of focus. With our proprietary products and software, and dedicated service, we believe we are well positioned to offer existing and new customers the total solutions that they seek.”

Conference Call Information

Argyle Security will host a conference call at 10 A.M. ET on Tuesday, November 13, 2007 to discuss its third quarter financial results. The dial-in numbers for participants are 800-798-2864 (domestic) and 617-614-6206 (international), with the passcode 56799425.

A replay will be available through November 27, 2007. The dial-in numbers for the replay are 888-286-8010 (domestic) and 617-801-6888 (international), with the passcode 62324352.

Additionally, the conference call will be webcast. To access the webcast, go to: http://phx.corporate-ir.net/playerlink.zhtml?c=196589&s=wm&e=1672826.

(1)
The pro forma results of operations are not necessarily indicative of the results of operations that may have actually occurred had the merger taken place on the dates noted, or the future financial position or operating results of us or ISI. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. A reconciliation to GAAP financials is provided in this release.

(2)	After adjusting for intercompany eliminations, the adjusted backlog was $101 million as of September 30, 2007, $65 million as of September 30, 2006 and $94 million on June 30, 2007

Disclosure Regarding Non-GAAP Financial Measures

EBITDA (earnings before interest, taxes, depreciation and amortization) is used by management as a performance measure for benchmarking against the Company’s peers and competitors. The Company believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the security industry. EBITDA is not a recognized term under GAAP. Argyle and ISI compute EBITDA using the same consistent method from quarter to quarter. Following the attached financial statements is a reconciliation of EBITDA to net loss.

As discussed in “Pro Forma Results1”, Argyle excludes amortization expense and stock-related compensation expense from such results as the amortization expense is a direct result of the acquisition of ISI and may not be indicative of future expenditures or business combinations and the stock-related compensation expense does not require a cash outlay.

The presentation of EBITDA and Proforma Results is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

About Argyle Security, Inc.

Formed in 2005 and headquartered in San Antonio, TX, Argyle Security’s goal is to become a leading global provider of services and solutions in the physical electronic security industry through an integrated buildup strategy. Argyle’s channel focus is Video Surveillance, Access Control, Perimeter Protection, Intrusion Protection, Fire Detection and Threat Analysis, serving selected commercial, governmental and residential markets.

In July 2007, Argyle acquired ISI Security Group (“ISI”), the parent company for three rapidly growing service and solution providers in the physical security industry: ISI Detention Contracting (“ISI-Detention”), Metroplex Control Systems (“MCS-Detention”), and Metroplex Commercial Fire and Security Alarms (“MCS-Commercial”). ISI Detention is one of the nation’s largest providers of detention equipment products and service solutions. MCS-Detention and MCS-Commercial specialize in turnkey, electronic security systems for facilities that include unique engineering competencies and proprietary software products for the correctional and commercial markets. ISI was founded in 1976.

Please visit Argyle Security’s corporate website at www.argylesecurity.com for additional information on the company.

Safe Harbor

Certain statements in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. When used in this press release, words such as "will," "believe," "expect," "anticipate," "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Argyle Security, Inc
Consolidated Balance Sheets

			Predecessor (ISI)
	September 30,	December 31,	December 31,
	2007	2006	2006
	(unaudited)
Assets
Current Assets:
Cash and cash equivalents	$4,281,925	$694,115	$359,042
Cash and cash equivalents, held in trust	-	29,453,449	-
Receivables:
Contract – net of allowance for doubtful
accounts of $1,109,701	13,185,067		13,430,624
Contract receivables – related party	11,469,117	-	6,262,411
Other receivables – related party	81,577	-	-
Costs and estimated earnings in excess of
billings on incomplete contracts	6,771,703	-	3,870,959
Customer backlog	3,798,874	-	-
Refundable income taxes	464,568	-	517,335
Other current assets	169,974	-	128,870
Inventory	182,054	-	229,040
Prepaids	311,536	7,333	315,012
Deferred income taxes	254,803	27,932	-
Total current assets	40,971,198	30,182,829	25,113,293

Property and equipment, net	4,848,099	4,901	3,969,648

Other assets:
Goodwill	19,762,685	-	1,365,038
Customer relationships	11,419,628	-	-
Trade name	3,776,000	-	-
Software	283,334	-	-
Loan origination fees - less accumulated amortization	-	-	971,898
Deferred transaction costs	-	493,583	-
Deposits and other assets	355,600	-	197,088
Total other assets	35,597,247	493,583	2,534,024
Total assets	$81,416,544	$30,681,313	$31,616,965

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	$11,981,353	$624,129	$10,736,153
Billings in excess of costs and estimated
earnings on incomplete contracts	8,501,456	-	6,004,689
Deferred underwriting costs	-	1,162,183	-
Current portion of capitalized lease obligations	96,960	-	103,134
Current portion of long-term debt	79,497	-	405,908
Deferred federal income taxes	804,232	-	-
Accrued income taxes payable	-	118,855	-
Accounts payable – related party	39,346	-	1,806,187
Total current liabilities	21,502,844	1,905,167	19,056,071

Long-Term Liabilities:
Line of credit	7,538,850	-	4,957,850
Deferred federal income taxes	6,158,608	-	247,617
Long-term debt – less current portion	6,105,981	-	13,611,168
Long-term debt – related party	1,925,001	-	-
Long-term capitalized lease obligations - less current portion	1,940,788	-	1,972,352
Total long-term liabilities	23,669,228	-	20,788,987
Total liabilities	45,172,072	1,905,167	39,845,058
Common stock, subject to possible redemption - 764,627 shares @ $7.50 per share	-	5,738,206	-
Warrants, subject to redemption	-	-	5,018,777
Deferred interest attributable to redemptive shares (net of taxes)	-	175,747	-

Stockholders’ Equity
Preferred stock of Argyle Security, Inc. - $.0001 par value;
1,000,000 shares authorized; 0 shares issued and outstanding	-	-	-
Common stock of Argyle Security, Inc. - $.0001 par value;
89,000,000 shares authorized; 5,929,342 shares issued and
outstanding (including 211,965 shares of Treasury stock)	593	478	-
Additional paid in capital	35,891,756	22,696,946	-
Stockholders' deficit	-	-	(13,246,870)
Accumulated earnings	352,123	164,769	-
Total stockholders’ equity	36,244,472	22,862,193	(13,246,870)
Total liabilities and stockholders' equity	$81,416,544	$30,681,313	$31,616,965

See notes to unaudited financial statements

Argyle Security, Inc
Pro Forma Consolidated Statements of Operations
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Net revenues:
Contract revenues	$12,836,317	$5,874,343	$30,617,766	$18,867,183
Contract revenues - related party	8,132,200	7,689,881	21,298,650	17,447,945
Service and other revenues	2,618,961	1,890,081	8,309,825	4,918,677
	23,587,478	15,454,305	60,226,241	41,233,805
Cost of revenues:
Contract costs	16,117,788	10,807,659	40,212,278	29,018,321
Service and other costs, excluding amortization of intangibles	1,810,152	1,341,557	6,169,651	3,554,670
	17,927,940	12,149,216	46,381,929	32,572,991
Gross profit	5,659,538	3,305,089	13,844,312	8,660,814

Selling, general and administrative expenses	4,226,857	2,841,152	10,958,813	8,069,396
Operating income / (loss)	1,432,681	463,937	2,885,499	591,419

Other income / (expense):
Bank interest income	65,706	62,297	187,339	182,755
Interest expense	(479,379)	(390,811)	(1,305,854)	(1,062,968)
	(413,673)	(328,514)	(1,118,514)	(880,213)
Income / (loss) before provision for income taxes	1,019,008	135,424	1,766,985	(288,794)
Provision for income taxes	387,223	51,461	671,454	(109,742)
Net income / (loss)	$631,785	$83,963	$1,095,531	$(179,052)

EBITDA Calculation:
Interest, net	413,673	328,514	1,118,514	880,213
Non-cash compensation expense (123R)	80,078	80,078	240,233	240,233
Depreciation	227,010	261,843	771,866	806,144
Amortization	87,360	87,360	262,080	262,080
Taxes, net	387,223	51,461	671,454	(109,742)
EBITDA*	$1,827,128	$893,218	$4,159,677	$1,899,875

Weighted-average number of shares outstanding:
Basic	5,749,342	5,749,342	5,749,342	5,310,111
Diluted	6,838,828	6,673,141	6,817,980	6,274,709

Net income / (loss) per share:
Basic	$0.11	$0.01	$0.19	$(0.03)
Diluted	$0.09	$0.01	$0.16	$(0.03)

Weighted-average number of shares outstanding exclusive
of shares subject to possible redemption:
Basic	5,749,342	5,749,342	5,749,342	5,310,111
Diluted	6,838,828	6,673,131	6,817,980	6,274,709

Net income / (loss) per share exclusive of shares and related deferred interest subject to possible redemption:
Basic	$0.11	$0.01	$0.19	$(0.03)
Diluted	$0.09	$0.01	$0.16	$(0.03)

See notes to unaudited financial statements

* See Reconciliation of GAAP Net Income to Proforma Net Income and Proforma EBITDA

Argyle Security, Inc
Consolidated Statements of Operations
(unaudited)

			Predecessor (ISI)
	Three Months Ended September 30,		Three Months Ended
	2007	2006	September 30, 2006

Net revenues:
Contract revenues	$10,669,686	$-	$5,874,343
Contract revenues - related party	4,558,533	-	7,689,881
Service and other revenues	1,864,254	-	1,890,081
	17,092,473	-	15,454,305
Cost of revenues:
Contract costs	11,585,962	-	10,807,659
Service and other costs, including amortization of intangibles	1,839,911	-	1,341,558
	13,425,873	-	12,149,217
Gross profit	3,666,600	-	3,305,088

Operating expenses:
Selling, general and administrative expenses	3,399,015	229,829	2,277,275
Amortization of intangible assets	222,038	-	-
	3,621,053	229,829	2,277,275

Operating income / (loss)	45,547	(229,829)	1,027,813

Other income / (expense):
Bank interest income	46,703	5,173	124
Interest on cash and cash equivalents held in trust	127,882	382,549	-
Interest expense	(327,021)	(18,362)	(956,860)
	(152,436)	369,360	(956,736)
Income / (loss) before provision for income taxes	(106,889)	139,531	71,077
Provision for income taxes	9,230	37,484	767
Net income / (loss)	(116,119)	102,047	70,310
Deferred interest, net of taxes, attributable to common stock subject to possible redemption	-	(38,987)	-

Net income / (loss) allocable to holders of non-redeemable common stock	$(116,119)	$63,060	$70,310

Weighted-average number of shares outstanding:
Basic	5,423,156	4,781,307	-
Diluted	5,423,156	4,781,307	-

Net income / (loss) per share:			-
Basic	$(0.02)	$0.02	$-
Diluted	$(0.02)	$0.02	$-

Weighted-average number of shares outstanding exclusive
of shares subject to possible redemption:
Basic	5,165,510	4,016,680	-
Diluted	5,165,510	4,016,680	-

Net income / (loss) per share exclusive of shares and related deferred interest subject to possible redemption:
Basic	$(0.02)	$0.02	$-
Diluted	$(0.02)	$0.02	$-

See notes to unaudited financial statements

Argyle Security, Inc
Consolidated Statements of Operations
(unaudited)

			Predecessor (ISI)
	Nine Months Ended September 30,		Nine Months Ended
	2007	2006	September 30, 2006

Net revenues:
Contract revenues	$10,669,686	$-	$18,867,183
Contract revenues - related party	4,558,533	-	17,447,945
Service and other revenues	1,864,254	-	4,918,677
	17,092,473	-	41,233,805
Cost of revenues:
Contract costs	11,585,962	-	29,018,321
Service and other costs, including amortization of intangibles	1,839,911	-	3,554,670
	13,425,873	-	32,572,991
Gross profit	3,666,600	-	8,660,814

Operating expenses:
Selling, general and administrative expenses	3,919,335	809,278	6,249,385
Amortization of intangible assets	222,038	-	-
	4,141,373	809,278	6,249,385

Operating income / (loss)	(474,773)	(809,278)	2,411,429

Other income / (expense):
Bank interest income	50,541	11,409	346
Interest on cash and cash equivalents held in trust	895,820	952,609	-
Interest expense	(424,129)	(46,190)	(2,779,773)
	522,232	917,828	(2,779,427)
Income / (loss) before provision for income taxes	47,459	108,550	(367,998)
Provision for income taxes	62,184	37,484	10,312
Net income / (loss)	(14,725)	71,066	(378,310)
Deferred interest, net of taxes, attributable to common stock subject to possible redemption	-	(152,941)	-

Net income / (loss) allocable to holders of non-redeemable common stock	$(14,725)	$(81,875)	$(378,310)

Weighted-average number of shares outstanding:
Basic	4,997,607	4,375,600	-
Diluted	4,997,607	4,375,600	-

Net income / (loss) per share:			-
Basic	$(0.00)	$0.02	$-
Diluted	$(0.00)	$0.02	$-

Weighted-average number of shares outstanding exclusive
of shares subject to possible redemption:
Basic	4,403,832	3,692,197	-
Diluted	4,403,832	3,692,197	-

Net income / (loss) per share exclusive of shares and related deferred interest subject to possible redemption:
Basic	$(0.00)	$(0.02)	$-
Diluted	$(0.00)	$(0.02)	$-

See notes to unaudited financial statements

Argyle Security, Inc.
Consolidated Statement of Cash Flows
(unaudited)

			Predecessor (ISI)
	Three Months Ended September 30,		Three Months Ended
	2007	2006	September 30, 2006

Cash flows from operating activities

Net Income (Loss)	$(14,960)	$102,048	$6,249

Adjustments to reconcile net income (loss) to net cash
provided by operating activities:

Stock based compensation	50,384	-	-
Amortization	810,240	-	87,360
Depreciation	285,183	543	94,545
Accrued interest on deferred underwriting costs	-	71,926	-
Interest accretion and fair market adjustments of warrants	-	-	135,556
Interest earned in assets held in trust	(127,882)	(382,550)	-
Interest income released from the trust	-	600,000	-
Net Decrease (Increase) in Operating Assets:
Prepaid & other current assets	(158,441)	22,000	-
Contract receivables	(2,386,738)	-	(3,838,384)
Related party contract receivables	(2,033,052)	-	(62,688)
Related party receivables	(42,383)	-	4,271
Other receivables	32,776	-	(20,104)
Inventory	665	-	(11,993)
Costs and estimated earnings in excess of billings	(1,845,819)	-	69,998
Prepaids	-	-	179,786
Deferred income taxes	(241,462)	(34,442)	(168,508)
Deposits and other assets	-	-	(91,429)
Net Increase (Decrease) in Operating Liabilities:
Accounts payable and accrued expenses	2,703,626	47,794	1,310,870
Related party accounts payable and accrued expenses	73,368	-	854,807
Accrued deferred income taxes	232,575	-	-
Deferred interest liability	(101,159)	18,362	-
Billings in excess of cost and estimated earnings	86,713	-	372,418

Net cash used by operating activities	(2,676,366)	445,681	(1,077,246)

Cash flow from investing activities:
Purchase of investments held in trust	(30,116,187)	(70,347,221)	-
Maturity of investments held in trust	30,116,187	70,347,221	-
ISI Contracting Group, Inc. Acquisition (net of cash assumed)	(30,886,171)	-	-
Purchase of property and equipment	(53,617.00)	-	(69,077)
Transaction costs	-	-	-
Increase in other assets	-	-	84,158
Net cash used in investing activities	(30,939,788)	-	15,081

Cash flows from financing activities:
Receipt of funds held in trust	30,200,415	-	-
Issuance of Common Stock	9,180,400	-	-
Issuance of unsecured debt to related parties	1,925,001	-	-
Investment banker fees paid	(1,369,652)	-	-
Repayment on borrowings	(5,137,989)	-	(4,033,582)
Proceeds from borrowings	5,020,000	-	5,403,000
Proceeds from notes payable & warrants stockholders	-	-	-
Repayment of notes payable & warrants stockholders	(300,000)	-	-
Redemption of common stock	(1,661,118)	-	-
Payments on capital lease obligations	(17,370)	-	(23,742)
Net cash provided by investing activities	37,839,687	-	1,345,676

Net increase (decrease) in cash	$4,223,533	$445,681	$283,511
Cash & cash equivalents, beginning of period	58,392	474,748	(29,028)
Cash and cash equivalents, end of period	$4,281,925	$920,429	$254,483

See notes to unaudited financial statements

Argyle Security, Inc.
Consolidated Statement of Cash Flows
(unaudited)

			Predecessor (ISI)
	Nine Months Ended September 30,		Three Months Ended
	2007	2006	September 30, 2006

Cash flows from operating activities

Net Income (Loss)	$(14,725)	$71,066	$(378,402)

Adjustments to reconcile net income (loss) to net cash
provided by operating activities:

Stock based compensation	50,384	130,632	-
Amortization	875,165	-	262,080
Depreciation	286,269	1,075	239,482
Accrued interest on deferred underwriting costs	29,718	45,725	-
Interest accretion and fair market adjustments of warrants	-	-	924,779
Interest earned in assets held in trust	(895,820)	(952,609)	-
Interest income released from the trust	-	600,000	-
Tax payments released from the trust	148,854	-	-
Net Decrease (Increase) in Operating Assets:
Prepaid & other current assets	(202,441)	(29,333)	-
Contract receivables	(2,386,738)	-	(766,241)
Related party contract receivables	(2,033,052)	-	(4,160,046)
Related party receivables	(42,383)	-	(901)
Other receivables	32,776	-	(16,988)
Inventory	665	-	31,030
Costs and estimated earnings in excess of billings	(1,845,819)	-	(1,385,959)
Prepaids			(21,757)
Deferred income taxes	(226,871)	(34,442)	(655,843)
Deposits and other assets			(150,578)
Net Increase (Decrease) in Operating Liabilities:
Accounts payable and accrued expenses	2,623,164	162,045	2,428,952
Related party accounts payable and accrued expenses	73,368	-	186,346
Accrued deferred income taxes	122,084	71,926	-
Deferred interest liability	-	-	-
Billings in excess of cost and estimated earnings	86,713	-	3,378,100
Net cash used by operating activities	(3,318,689)	66,085	(85,946)

Cash flow from investing activities:
Purchase of investments held in trust	(171,372,405)	(249,269,030)	-
Maturity of investments held in trust	171,372,405	220,547,667	-
ISI Contracting Group, Inc. Acquisition (net of cash assumed)	(30,886,171)	-	-
Purchase of property and equipment	(53,617)	(6,520)	(376,570)
Transaction costs	(270,545)	-	-
Increase in other assets	(15,970)	-	215,854
Net cash used in investing activities	(31,226,303)	(28,727,883)	(160,716)

Cash flows from financing activities:
Gross proceeds from public offering and private placement	-	30,600,368	-
Offering costs	(6,885)	(873,356)	-
Proceeds from issuance and exercise of options	-	607	-
Receipt of funds held in trust	30,200,415	-	-
Issuance of Common Stock	9,180,400	-	-
Issuance of unsecured debt to related parties	1,925,001	-	-
Investment banker fees paid	(1,369,652)	-	-
Repayment on borrowings	(5,137,989)	-	(15,286,909)
Proceeds from borrowings	5,020,000	-	15,428,376
Proceeds from notes payable & warrants stockholders	300,000	-	-
Repayment of notes payable & warrants stockholders	(300,000)	(155,000)	-
Redemption of common stock	(1,661,118)	-	-
Payments on capital lease obligations	(17,370)	-	(56,086)
Net cash provided by investing activities	38,132,802	29,572,619	85,381

Net increase (decrease) in cash	$3,587,810	$910,821	$(161,281)
Cash & cash equivalents, beginning of period	694,115	9,608	415,764
Cash and cash equivalents, end of period	$4,281,925	$920,429	$254,483

See notes to unaudited financial statements

Argyle Security, Inc
Reconciliation of GAAP Net Income to Proforma Net Income and Proforma EBITDA
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

GAAP Net Income	$(14,960)	$69,309	$(14,725)	$(460,185)
Reconciling Items to Pro Forma Net Income:
Salary impact of additional employees	(50,000)	(222,000)	(350,000)	(666,000)
Reduction in interest income	(108,882)	(325,549)	(762,820)	(781,609)
Reduction in interest expense from unsecured debt	53,576	623,399	2,127,162	1,915,936
Non cash compensation expense (123R)	(26,693)	(80,078)	(186,848)	(240,233)
Amortization expense recorded for two months in Q3 2007	782,164	-	782,164	-
Depreciation expense related to increased market value of PP&E	-	(34,833)	(69,667)	(104,500)
Non cash compensation expense (SARS)	1,363,645	-	1,363,645	-
Net change in income tax expense from adjustments	(1,731,763)	53,715	(1,662,269)	157,538
Net Income for predecessor prior to acquistion	364,698	-	(131,113)	-
Pro Forma Net Income	$631,785	$83,963	$1,095,531	$(179,052)
Reconciling Items to Pro Forma EBITDA:
Interest, net	413,673	328,514	1,118,514	880,213
Non-cash compensation expense (123R)	80,078	80,078	240,233	240,233
Depreciation	227,010	261,843	771,866	806,144
Amortization	87,360	87,360	262,080	262,080
Taxes, net	387,223	51,461	671,454	(109,742)
Pro Forma EBITDA	$1,827,128	$893,218	$4,159,677	$1,899,875